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                                                                    EXHIBIT 23.1




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our reports incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (No. 333-02559, 333-25877,333-28483 and 333-30371).




ARTHUR ANDERSEN LLP




St. Louis, Missouri,
   April 20, 1998